     As filed with the Securities and Exchange Commission on June 29, 1995
                                               Registration No. 33-
                                                                   -------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                HEALTH IMAGES, INC.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                            58-1485618
- --------------------------------------------------------------------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

          8601 DUNWOODY PLACE, BUILDING 200, ATLANTA, GEORGIA 30350
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)

                              HEALTH IMAGES, INC.
                        EMPLOYEE STOCK PURCHASE PROGRAM
- --------------------------------------------------------------------------------
                            (Full Title of the Plan)

                           ROBIN EUBANKS MURRAY, ESQ.
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                              HEALTH IMAGES, INC.
                       8601 DUNWOODY PLACE, BUILDING 200
                            ATLANTA, GEORGIA 30350
- --------------------------------------------------------------------------------
                    (Name and address of agent for service)

                               (404)  587-5084
- --------------------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                                    Copy to:
                            GABRIEL DUMITRESCU, ESQ.
                       POWELL, GOLDSTEIN, FRAZER & MURPHY
                     191 PEACHTREE STREET, N.E., 16TH FLOOR
                             ATLANTA, GEORGIA 30303
                                 (404) 572-6600

                        CALCULATION OF REGISTRATION FEE

- ------------------------------------------------------------------------------------------------------
                                            Proposed               Proposed
Title of                                    Maximum                Maximum
Securities          Amount                  Offering               Aggregate              Amount of
to be               to be                   Price                  Offering               Registration
Registered          Registered              Per Share              Price                  Fee
- ------------------------------------------------------------------------------------------------------
Common
Stock, $.01         1,000,000               $5.69 (2)              $5,690,000 (3)         $1,963
par value           shares(1)
- ------------------------------------------------------------------------------------------------------

(1) Representing shares to be distributed by the Registrant in connection with the Registrant's Employee Stock Purchase Program (the "Stock Purchase Plan"). This Registration Statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of a stock split, stock dividend, reclassification or other similar transaction, as well as certain rights which are attached to each share of stock distributed under the Stock Purchase Plan.

(2) The average of the high and low prices of the Registrant's Common Stock as reported on the New York Stock Exchange for June 26, 1995.

(3) The Proposed Maximum Aggregate Offering Price is calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


     The documents containing the information specified in Part I of the Instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 1-11654);

     (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 (File No. 1-11654);

     (3) The Registrant's Current Report on Form 8-K, date of event reported April 14, 1995 (File No. 1-11654);

     (4) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement filed on Form 8-A pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") on January 27, 1993 (File No. 1-11654).

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware empowers the Registrant to, and the Restated Bylaws (the "Bylaws") of the Registrant provide that it shall, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action, suite or proceeding by or in the right of the Registrant) by reason of the fact that he or she is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suite or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; except that, in the case of an action or a suit by or in the right of the Registrant, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suite was brought shall determine that such person is fairly and reasonably entitled to indemnity for proper expenses.

     The Registrant's Restated Certificate of Incorporation contains a provision which eliminates, to the fullest extent permitted by law, director liability for monetary damages for breaches of fiduciary duty of care.

     The Registrant has entered into an Indemnification Agreement (the "Indemnification Agreement") with each of its directors and officers. The Indemnification Agreement sets forth certain procedural matters relating to indemnification, including the manner in which an indemnified party may make a claim and the right of an indemnified party to adjudicate his or her claim if indemnification is denied by the Company.

     The Registrant maintains an insurance policy insuring the Registrant and directors and officers of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

     The above discussion of the Registrant's Bylaws, Restated Certificate of Incorporation, the Indemnification Agreement and of Section 145 of the General Corporation Law of the State of Delaware is not intended to be exhaustive and is qualified in its entirety by reference to such Bylaws, Restated Certificate of Incorporation, Indemnification Agreement and statute.

ITEM 8.  EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

Exhibit
  No.                                      Description
- -------                                    -----------

4(a) Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on March 9, 1990 (Incorporated herein by reference to Exhibit 4(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File No. 0-14746)).

4(b) Restated Bylaws of the Registrant. (Incorporated herein by reference to Exhibit 4(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File No. 0-14746)).

4(c) Form of Indenture between the Registrant and The Provident Bank, Cincinnati, Ohio, as trustee. (Incorporated herein by reference to Exhibit 4(d) to Amendment No. 2 to the Registrant's Registration Statement on form S-2 filed June 14, 1990 (Reg. No. 33-34161)).

4(d) Successor Rights Agreement between the Registrant and First Union National Bank of North Carolina as Successor Rights Agent dated as of September 1, 1992. (Incorporated herein by reference to Exhibit 4(e) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 (File No. 0-14746)).

4(e)+                 Health Images, Inc. Employee Stock Purchase Program

23+                   Consent of Joseph Decosimo and Company.

24 Power of Attorney (see signature pages to this Registration Statement).

+  Filed herewith

ITEM 9.  UNDERTAKINGS.

     (a)      The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this the 2nd day of June, 1995.

                                         HEALTH IMAGES, INC.


                                         By: /s/ Robert D. Carl, III
                                            -----------------------------------
                                                 Robert D. Carl, III
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert D. Carl, III and Robin Eubanks Murray, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, or either of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes or substitute, could lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Robert D. Carl, III                      Chairman of the Board and                   Date:  June 2, 1995
- --------------------------------------       Chief Executive Officer
Robert D. Carl, III                          (Principal Executive and
                                             Financial Officer)



/s/ W. A. Wilson                             President, Chief Administrative             Date:  June 2, 1995
- --------------------------------------       Officer and Director
W. A. Wilson


/s/ Ron L. Clark, Jr.                        Treasurer and Controller                    Date:  June 2, 1995
- --------------------------------------       (Principal Accounting Officer)
Ron L. Clark, Jr.


/s/ Marc I. Raphaelson, M.D.                 Director                                    Date:  June 2, 1995
- --------------------------------------
Marc I. Raphaelson, M.D.


/s/ William E. Whitesell, Ph.D.              Director                                    Date:  June 2, 1995
- --------------------------------------
William E. Whitesell, Ph.D.


/s/ Robert L. Taylor                         Director                                    Date:  June 2, 1995
- --------------------------------------
Robert L. Taylor


/s/ Stuart B. Strasner, Sr.                  Director                                    Date:  June 2, 1995
- --------------------------------------
Stuart B. Strasner, Sr.


/s/ Jack O. Greenberg, M.D.                  Director                                    Date:  June 2, 1995
- --------------------------------------
Jack O. Greenberg, M.D.

                                                      EXHIBIT INDEX

Exhibit
  No.                                           Description                                                      Page No.
- -------                                         -----------                                                      --------
4(a)*                          Restated Certificate of Incorporation of the Registrant, as
                               filed with the Secretary of State of Delaware on March 9,
                               1990 (Incorporated herein by reference to Exhibit 4(a) to
                               the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File No. 0-14746)).

4(b)*                          Restated Bylaws of the Registrant.  (Incorporated herein by reference to Exhibit 4(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989
                               (File No. 0-14746)).

4(c)*                          Form of Indenture between the Registrant and The Provident
                               Bank, Cincinnati, Ohio, as trustee.  (Incorporated herein
                               by reference to Exhibit 4(d) to Amendment No. 2 to the
                               Registrant's Registration Statement on form S-2 filed
                               June 14, 1990 (Reg. No. 33-34161)).

4(d)*                          Successor Rights Agreement between the Registrant and First
                               Union National Bank of North Carolina as Successor Rights
                               Agent dated as of September 1, 1992.  (Incorporated herein by reference to Exhibit 4(e) to the Registrant's Annual
                               Report on Form 10-K for the fiscal year ended December 31,
                               1992 (File No. 0-14746)).

4(e)+                          Health Images, Inc. Employee Stock Purchase Program

23+                            Consent of Joseph Decosimo and Company.

24                             Power of Attorney (see signature pages to this Registration
                               Statement).

- -----------------
* Indicates exhibit incorporated herein by reference to another public filing. + Filed herewith.